                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 7, 2000 included in E.piphany's Form 10K for the year ended December 31, 1999.

                                        /s/ ARTHUR ANDERSEN LLP

San Jose, California
June 6, 2000